-i-

6.08	Intercompany Subordination Agreement	50
6.09	Security Agreement	50
6.10	Intercreditor Agreement	51
6.11	Financial Statements; Pro Forma Financials; Projections, etc.	51
6.12	Solvency Certificate; Insurance Certificates	51
6.13	Fees, etc.	51
6.14	Patriot Act	51
6.15	Existing Revolving Credit Agreement Amendment	51

SECTION 7.	Conditions Precedent to All Credit Events	51

7.01	No Default; Representations and Warranties	51
7.02	Notice of Borrowing	52

SECTION 8.	Representations, Warranties and Agreements	52

8.01	Organizational Status	52
8.02	Power and Authority	52
8.03	No Violation	52
8.04	Approvals	53
8.05	Financial Statements; Financial Condition; Undisclosed Liabilities; Projections	53
8.06	Litigation	53
8.07	True and Complete Disclosure	53
8.08	Use of Proceeds; Margin Regulations	54
8.09	Tax Returns and Payments	54
8.10	Compliance with ERISA	54
8.11	The Security Documents	55
8.12	Properties	55
8.13	[Reserved]	55
8.14	Subsidiaries	55
8.15	Compliance with Statutes, etc.	55
8.16	Investment Company Act	55
8.17	Environmental Matters	55
8.18	Employment and Labor Relations	56
8.19	Intellectual Property, etc.	56
8.20	Insurance	56
8.21	Anti-Terrorism Law	56
8.22	Solvency	57
8.23	Licenses	57

SECTION 9.	Affirmative Covenants	58

9.01	Information Covenants	58
9.02	Books, Records and Inspections; Quarterly Conference Calls	61
9.03	Maintenance of Property; Insurance	61
9.04	Existence; Franchises	62
9.05	Compliance with Statutes, etc.	62
9.06	Compliance with Environmental Laws	62
9.07	ERISA	63
9.08	[Reserved]	63
9.09	[Reserved]	63
9.10	Payment of Taxes	63
9.11	Use of Proceeds	63
9.12	Additional Security; Further Assurances, etc.	63
9.13	Maintenance of Ratings	64
9.14	Permitted Acquisitions	65
9.15	End of Fiscal Years; Fiscal Quarters	65
9.16	Designation of Subsidiaries	66

-ii-

SECTION 10.	Negative Covenants	66

10.01	Liens	66
10.02	Consolidation, Merger, Purchase or Sale of Assets, etc.	69
10.03	Restricted Payments	70
10.04	Indebtedness	71
10.05	Advances, Investments and Loans	73
10.06	Transactions with Affiliates	74
10.07	[Reserved]	75
10.08	Limitations on Modifications of Certificate of Incorporation, By-Laws and Certain Other Agreements; Limitation on Voluntary Payments, etc.	75
10.09	Limitation on Certain Restrictions on Restricted Subsidiaries	76
10.10	[Reserved]	77
10.11	Business, etc.	77
10.12	Use of Proceeds	77
10.13	Financial Covenants	77

SECTION 11.	Events of Default	77

11.01	Payments	77
11.02	Representations, etc.	77
11.03	Covenants	78
11.04	Default Under Other Agreements	78
11.05	Bankruptcy, etc.	78
11.06	ERISA	78
11.07	Security Documents	79
11.08	Credit Documents	79
11.09	Judgments	79
11.10	Change of Control	79
11.11	Dissolution	79

SECTION 12.	The Administrative Agent	79

12.01	Appointment	79
12.02	Nature of Duties	80
12.03	Lack of Reliance on the Administrative Agent	80
12.04	Certain Rights of the Administrative Agent	80
12.05	Reliance	81
12.06	Indemnification	81
12.07	The Administrative Agent in its Individual Capacity	81
12.08	Holders	81
12.09	Resignation by the Administrative Agent	82
12.10	Collateral Matters	82
12.11	Delivery of Information	83
12.12	Withholding Tax	83

SECTION 13.	Miscellaneous	84

13.01	Payment of Expenses, etc.	84
13.02	Right of Setoff	85
13.03	Notices	85
13.04	Benefit of Agreement; Assignments; Participations	86
13.05	No Waiver, Remedies Cumulative	88
13.06	Payments Pro Rata	88
13.07	Calculations; Computations	89

-iii-

13.08	GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL	89
13.09	Counterparts	90
13.10	Intercreditor Agreement	90
13.11	Headings Descriptive	90
13.12	Amendment or Waiver, etc.	91
13.13	Survival	93
13.14	Domicile of Loans	93
13.15	Register	93
13.16	Confidentiality	94
13.17	PATRIOT Act	94
13.18	No Advisory or Fiduciary Responsibility	94
13.19	Interest Rate Limitation	95
13.20	SECURED INTEREST RATE PROTECTION AGREEMENTS	95
13.21	Post-Closing Requirements	95

EXHIBITS

EXHIBIT A-1	Notice of Borrowing
EXHIBIT A-2	Notice of Conversion/Continuation
EXHIBIT B-1	Initial Term Note
EXHIBIT B-2	Incremental Term Note
EXHIBIT B-3	Extended Term Note
EXHIBIT C	Section 5.04(b) Certificate
EXHIBIT D	Incremental Term Loan Commitment Agreement
EXHIBIT E	Officers’ Certificate
EXHIBIT F	Form of Intercreditor Agreement
EXHIBIT G-1	Form of Guaranty
EXHIBIT G-2	Form of Security Agreement
EXHIBIT H	Solvency Certificate
EXHIBIT I	Compliance Certificate
EXHIBIT J	Assignment and Assumption Agreement
EXHIBIT K	Form of Seller Subordinated Note
EXHIBIT L	Intercompany Subordination Agreement

-iv-